Filed pursuant to Rule 497(a)

File No. 333-175160

Rule 482ad

3700 Glenwood Ave., Ste. 530 Raleigh, NC 27612 Tel (919) 719-4770 Fax (919) 719-4777 www.TCAP.com

TRIANGLE CAPITAL CORPORATION PRICES PUBLIC OFFERING OF $70.0 MILLION

6.375% SENIOR UNSECURED NOTES DUE 2022

RALEIGH, NC — October 16, 2012 — Triangle Capital Corporation (NYSE: TCAP) (the “Company”) today announced that it has priced an underwritten public offering of $70.0 million in aggregate principal amount of 6.375% senior unsecured notes due 2022 (the “Notes”). The Notes will mature on December 15, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 15, 2015. The Notes will bear interest at a rate of 6.375% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2012. The Company has also granted the underwriters a 30-day option to purchase up to an additional $10.5 million in aggregate principal amount of Notes to cover over-allotments, if any.

The Company intends to invest the net proceeds of this public offering in lower middle market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

Stifel, Nicolaus & Company, Incorporated, Raymond James and Associates, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, and Sterne, Agee & Leach, Inc. are acting as joint book-running managers of this offering and J.J.B. Hilliard, W.L. Lyons, LLC, Stephens Inc., and Wunderlich Securities LLC are acting as co-managers for this offering. The offering is expected to close on or about October 19, 2012, subject to customary closing conditions. The Company intends to list the Notes on The New York Stock Exchange and if the application is approved, expects trading in the Notes on The New York Stock Exchange to begin within 30 days from the original issue date under the ticker symbol “TCCA.”

This offering will be made pursuant to an effective shelf registration statement on Form N-2 that has been filed with the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com; or from Raymond James and Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; or from BB&T Capital Markets, a division of Scott & Stringfellow, LLC, 901 East Byrd Street—Suite 300, Richmond, VA 23219, or by email at prospectusrequests@bbandtcm.com; or from Janney Montgomery Scott LLC, Attention: Debt Capital Markets, 1801 Market Street, Philadelphia, 19103, by calling (215) 665-6170 or by email at synorders@janney.com; or from Sterne Agee & Leach, Inc., 277 Park Avenue, 24th Floor, New York, NY 10172, by calling (212) 338-4708, sending a request via facsimile at (205) 414-6373 or by email at syndicate@sterneagee.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and prospectus contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Triangle Capital Corporation

Triangle Capital Corporation (www.TCAP.com) invests capital in established companies in the lower middle market to fund growth, changes of control and other corporate events. Triangle offers a wide variety of investment structures, and specializes in mezzanine financing with equity components. Triangle’s investment objective is to seek attractive returns by generating current income from debt investments and capital appreciation from equity related investments. Triangle’s investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions. Triangle typically invests $5.0 million—$25.0 million per transaction in companies with annual revenues between $20.0 million and $200.0 million and EBITDA between $3.0 million and $20.0 million.

Triangle has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Triangle is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NYSE, federal and state laws and regulations. Triangle has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Triangle could have a material adverse effect on Triangle and its stockholders.

Forward Looking Statements

This press release may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future and some of these uncertainties are enumerated in Triangle’s filings with the Securities and Exchange Commission. Certain factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, each as filed with the Securities and Exchange Commission. Copies are available on the SEC’s website at www.sec.gov. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

Contacts

Sheri Blair Colquitt Vice President, Investor Relations 919-719-4784 scolquitt@tcap.com	Steven C. Lilly Chief Financial Officer 919-719-4789 slilly@tcap.com

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